UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: May 19, 2020

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA		70433
(Address of Principal Executive Offices)		(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value	HOSSQ	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 1.03. Bankruptcy or Receivership.

Proposed Joint Prepackaged Chapter 11 Plan of Reorganization

As previously disclosed, effective April 13, 2020, Hornbeck Offshore Services, Inc. (“Hornbeck”) and certain of its subsidiaries (together with Hornbeck, collectively, the “Company” or the “Debtors”) entered into a Restructuring Support Agreement (the “RSA”) with secured lenders holding approximately 83% of the Company’s aggregate secured indebtedness and unsecured noteholders holding approximately 79% of the Company’s aggregate unsecured notes outstanding. On May 19, 2020, the Debtors sought voluntary relief under chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”) in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) and filed a proposed joint prepackaged plan of reorganization (the “Plan”).

As previously reported, pursuant to the RSA, on May 13, 2020 the Company commenced the solicitation of votes on the Plan (the “Solicitation”). In connection with commencement of the Solicitation, copies of the Plan and the disclosure statement related thereto were distributed to certain creditors of the Company entitled to vote on the Plan. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Plan. The Plan, which is subject to approval of the Bankruptcy Court, contemplates that, among other things, on the effective date of the Plan (the “Effective Date”):

•

Each Holder of an Allowed ABL Claim shall receive upon entry of the Interim DIP Order: (i) payment in full in Cash of such Holder’s Allowed ABL Claim, other than any portion thereof on account of the ABL Redemption Fee; and (ii) with respect to any portion of such Holder’s Allowed ABL Claim on account of the ABL Redemption Fee, its Pro Rata share (determined as a percentage of all Allowed ABL Claims on account of the ABL Redemption Fee) of the DIP Redemption Fee.

•

Each Holder of an Allowed First Lien Claim under the Company’s First Lien Term Loan Agreement shall receive: (i) if such Holder is an Eligible Holder, its Pro Rata share (determined as a percentage of all Allowed First Lien Claims excluding any portion of such Allowed First Lien Claims on account of the First Lien Redemption Fee) of (y) subject to the U.S. Citizen Determination Procedures, 24.6% of the New Equity (subject to dilution by the DIP Exit Backstop Premium, the Backstop Commitment Premium, the Management Incentive Plan, and the exercise of the New Creditor Warrants) and (z) the First Lien Subscription Rights; (ii) if such Holder is a Non-Eligible Holder, a Cash payment equivalent to the Holder’s recovery under clause (i) if such Holder had been deemed an Eligible Holder; [1] ; (iii) its Pro Rata share (determined as a percentage of all Allowed First Lien Claims excluding any portion of such Allowed First Lien Claims on account of the First Lien Redemption Fee) of the Exit Second Lien Facility; and (iv) with respect to any portion of such Holder’s Allowed First Lien Claim on account of the First Lien Redemption Fee, its Pro Rata share (determined as a percentage of all Allowed First Lien Claims on account of the First Lien Redemption Fee) of the Specified 2L Exit Fee.

•

Each Holder of an Allowed Second Lien Claim under the Company’s Second Lien Term Loan Agreement shall receive: (i) if such Holder is an Eligible Holder, its Pro Rata share (determined as a percentage of all Allowed Second Lien Claims) of (x) subject to the U.S. Citizen Determination Procedures, 5.1% of the New Equity (subject to dilution by the DIP Exit Backstop Premium, the Backstop Commitment Premium, the Management Incentive Plan, and the exercise of the New Creditor Warrants), (y) 15.0% of the New Creditor Warrants and (z) the Second Lien Subscription Rights; and (ii) if such Holder is a Non-Eligible Holder, a Cash payment equal to 6.1% of such Holder’s Allowed Second Lien Claim.

[1]	Cash amount to be determined by the Debtors, in consultation with and subject to the consent of the Required Consenting Creditors, based upon amount of Allowed First Lien Claims.

•

Each Holder of an Allowed 2020 Notes Claim under the 2020 Indenture or of an Allowed 2021 Notes Claim under the 2021 Indenture shall receive, in full and final satisfaction, settlement, release, and discharge of, and in exchange for each 2020 Notes Claim or 2021 Notes Claim, respectively: (i) if such Holder is an Eligible Holder, its Pro Rata share (determined as a percentage of all Allowed 2020 Notes Claims and Allowed 2021 Notes Claims, collectively, the “Allowed Unsecured Notes Claims”) of (x) subject to the U.S. Citizen Determination Procedures, 0.3% of the New Equity (subject to dilution by the DIP Exit Backstop Premium, the Backstop Commitment Premium, the Management Incentive Plan, and the exercise of the New Creditor Warrants), (y) 85.0% of the New Creditor Warrants and (z) the Noteholder Subscription Rights; and (ii) if such Holder is a Non-Eligible Holder, a Cash payment equal to 0.5% of such Holder’s Allowed Unsecured Notes Claim.

•

Each Allowed General Unsecured Claim, each such Holder shall receive, at the option of the applicable Debtor(s) with the consent of the Required Consenting Creditors, either: (i) Reinstatement of such Allowed General Unsecured Claim and satisfaction thereof in full in the ordinary course of business in accordance with the terms and conditions of the particular transaction giving rise to such Allowed General Unsecured Claim; or (ii) such other treatment rendering its Allowed General Unsecured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

•

Except to the extent otherwise provided in the Restructuring Steps Memorandum, each Allowed Intercompany Claim shall, at the option of the applicable Debtors (or Reorganized Debtors, as applicable), either on or after the Effective Date, be: (i) reinstated; or (ii) cancelled and shall receive no distribution on account of such Claims and may be compromised, extinguished, or settled in each case, on or after the Effective Date.

•	All equity interests in Hornbeck will be cancelled, released, and extinguished, and will be of no further force or effect.

•

Intercompany Interests shall, at the option of the Debtors, with the consent of the Required Consenting Creditors, either be: i) reinstated or ii) discharged, cancelled, released, and extinguished and of no further force or effect without any distribution on account of such Interests.

•

Section 510(b) Claims will be cancelled, released, discharged, and extinguished as of the Effective Date, and will be of no further force or effect, and Holders of Section 510(b) Claims will not receive any distribution on account of such Section 510(b) Claims.

•

Each such Holder of an Allowed Other Secured Claim shall receive, at the option of the applicable Debtor(s) with the consent of the Required Consenting Creditors, either: (i) payment in full in Cash; (ii) delivery of collateral securing any such Claim and payment of any interest required under section 506(b) of the Bankruptcy Code; (iii) Reinstatement of such Allowed Other Secured Claim; or (iv) such other treatment rendering its Allowed Other Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

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Each such Holder of Other Priority Claims shall receive, at the option of the applicable Debtor(s), either: (i) payment in full in Cash; or (ii) such other treatment rendering its Allowed Other Priority Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

•

Notwithstanding the foregoing, with respect to subpart (i) in each of the second, third and fourth bullet points, above, the New Equity issuable to each Eligible Holder of Allowed First Lien Claims, Allowed Second Lien Claims or Allowed Unsecured Notes Claims, as applicable, including on account of the exercise of First Lien Subscription Rights, Second Lien Subscription Rights or Noteholder Subscription Rights, as applicable, shall be in the form of (x) New Equity to the extent permitted under the Jones Act Restriction and (y) New Jones Act Warrants to the extent that New Equity cannot be issued to such Eligible Holder because it is a Non-U.S. Citizen and the pro rata share of New Equity to be delivered to it under all sections of this Plan (including pursuant to the Equity Rights Offering and the Backstop Commitment Agreement), when added to the New Equity being issued under this Plan (including pursuant to the Equity Rights Offering and the Backstop Commitment Agreement) to other Non-U.S. Citizens as of the Effective Date, would exceed the Jones Act Restriction.

A copy of the Plan is included as Exhibit 99.1 hereto and is incorporated herein by reference. The above description of the Plan is qualified in its entirety by the full text of the Plan.

DIP Credit Agreement

In connection with the filing of the Plan, on May 22, 2020, the Debtors entered into a debtor-in-possession credit agreement on the terms set forth in a Superpriority Debtor-in-Possession Term Loan Agreement (the “DIP Credit Agreement”), by and among Hornbeck, as Parent Borrower, Hornbeck Offshore Services, LLC, as Co-Borrower, the lenders party thereto (the “DIP Lenders”), and Wilmington Trust, National Association, as Administrative Agent and Collateral Agent, pursuant to which, the DIP Lenders agreed to provide the Company with loans in an aggregate principal amount not to exceed $75 million that, among other things, will be used to repay in full $50 million in loans outstanding under that certain Senior Credit Agreement, and to finance the ongoing general corporate needs of the Debtors during the course of the Chapter 11 Cases.

The maturity date of the DIP Credit Agreement will be six months following the effective date of the DIP Credit Agreement. The DIP Credit Agreement contains customary events of default, including events related to the Chapter 11 Cases, the occurrence of which could result in the acceleration of the Company’s obligation to repay the outstanding indebtedness under the DIP Credit Agreement. The Company’s obligations under the DIP Credit Agreement are secured by a security interest in, and lien on, substantially all present and after acquired property (whether tangible, intangible, real, personal or mixed) of the Debtors and will be guaranteed by all of the Company’s material subsidiaries.

The foregoing description of the DIP Credit Agreement is only a summary and the DIP Credit Agreement is subject in all respects to Bankruptcy Court approval in a form satisfactory to the DIP Lenders.

A copy of the DIP Credit Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the DIP Credit Agreement is qualified in its entirety by the full text of such exhibit.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement is incorporated by reference into this Item 2.03.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or Obligation Under an Off-Balance Sheet Arrangement.

As described in Item 1.03 above, the May 19, 2020 filing of the Plan with the Bankruptcy Court constitutes an event of default that accelerated the Company’s obligations under the following debt instruments, each as amended, supplemented modified or restated (the “Debt Instruments”):

•

Indenture, dated March 16, 2012 among Hornbeck Offshore Services, Inc., as issuer, the guarantors party thereto and Wilmington Trust, National Association, as successor trustee (including form of 5.875% Senior Notes due 2020) (as supplemented, the “2020 Indenture”).

•

Indenture governing the 5.000% Notes, dated March 28, 2013 among Hornbeck Offshore Services, Inc., as issuer, the guarantors party thereto and Wilmington Trust, National Association, as successor trustee (including form of 5.000% Senior Notes due 2021) (as supplemented, the “2021 Indenture”).

•

First Lien Term Loan Agreement dated as of June 15, 2017 by and among the Company, as Parent Borrower, Hornbeck Offshore Services, LLC, as Co-Borrower, Wilmington Trust, National Association, as Administrative Agent, Wilmington Trust, National Association, as Collateral Agent, and the lenders party thereto, as amended.

•

Second Lien Term Loan Agreement dated as of February 7, 2019 by and among the Company, as Parent Borrower, Hornbeck Offshore Services, LLC, as Co-Borrower, Wilmington Trust, National Association, as Administrative Agent, Wilmington Trust, National Association, as Collateral Agent, and the lenders party thereto, as amended.

•

Senior Credit Agreement dated as of June 28, 2019 by and among the Company, as Borrower, the obligors signatory thereto, CIT Northbridge Credit LLC, as Collateral Agent and Administrative Agent, and the lenders party thereto (as amended, the “Senior Credit Agreement”).

As of May 19, 2020, the Company had approximately (i) $224 million in outstanding principal under the 2020 Indenture, (ii) $450 million in outstanding principal under the 2021 Indenture, (iii) $350 million in outstanding principal under the First Lien Term Loan Agreement, (iv) $121 million in outstanding principal under the Second Lien Term Loan Agreement and (v) $50 million in outstanding principal under the Senior Credit Agreement. The Debt Instruments provide that as a result of the filing of the Chapter 11 Cases, the principal and accrued interest due thereunder shall be immediately due and payable; however, any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Plan, and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01. Regulation FD Disclosure.

The Disclosure Statement (as defined in the Plan) was distributed to certain creditors of the Company commencing on May 13, 2020. A copy of the Disclosure Statement, which is subject to Bankruptcy Court approval, is being furnished free of charge at https://cases.stretto.com/hornbeck/court-docket/plan-solicitation/. This Current Report on Form 8-K is not a solicitation of votes to accept or reject the Plan or an offer to sell securities of the Company. Any solicitation of votes or offer to sell or solicitation of an offer to buy any securities of the Company will be made only pursuant to and in accordance with the Disclosure Statement.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claim agent, Stretto, at https://cases.stretto.com/hornbeck.

Item 8.01. Other Events.

The Company cautions that trading in Hornbeck’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Hornbeck’s securities may bear little or no relationship to the actual recovery, if any, by holders of Hornbeck’s securities in the Chapter 11 Cases. Based on the currently contemplated Plan, the Company expects that stockholders will receive no recovery at the end of the Chapter 11 Cases, consistent with legal priorities.

On May 19, 2020, the OTCQB U.S. Market (the “OTCQB”) was notified that Hornbeck had filed the Plan and commenced the Chapter 11 Cases. As an issuer may not be listed on the OTCQB if it is subject to bankruptcy or reorganization proceedings, the OTCQB removed Hornbeck from listing on the OTCQB and Hornbeck moved to and will continue trading on the OTC Pink Open Market (the “OTC Pink”). The Company’s common stock began trading on the OTC Pink on May 20, 2020 under the Symbol “HOSSQ.”

On May 20, 2020, the Bankruptcy Court entered the Order (A) Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and (B) Granting Related Relief Docket No. 84 (the “NOL Order”). The NOL Order establishes certain notification and hearing procedures (the “Procedures”) related to certain purchases, sales, and other transfers of the Debtors’ existing common stock in order to preserve and protect the potential value of the Debtors’ existing and future net operating losses and certain other of the Debtors’ tax attributes. The Procedures, among other things, restrict certain transactions involving, and require notices of the holdings of and proposed transactions by, any person or entity that is or, as a result of such a transaction, would become a Substantial Shareholder (as defined below) of common stock. For purposes of the Procedures, a “Substantial Shareholder” is any entity or individual person that has beneficial ownership (as determined in accordance with applicable rules under the Internal Revenue Code of 1986, as amended) of, after taking into account certain options or other similar rights to acquire beneficial ownership of common stock, at least 1,782,072 shares of common stock (representing approximately 4.5% of all issued and outstanding shares of common stock as of the Petition Date). Any prohibited transfer of stock would be null and void ab initio and will result in remedial actions and such other (or additional) measures as the Bankruptcy Court may deem appropriate.

The foregoing description of the NOL Order is qualified in its entirety by reference to the NOL Order and the Procedures, filed as Exhibit 99.2 hereto and incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements, including, in particular, statements about the term and the provisions of the Plan and the Chapter 11 Cases and the DIP Credit Agreement. These statements are based on the Company’s current assumptions, expectations and projections about future events. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations will prove to be correct.

These forward-looking statements relate, in part, to (i) the Company’s ability to obtain approval by the Bankruptcy Court of the Plan or any other plan of reorganization, including the treatment of the claims of the Company’s lenders and trade creditors, among others; (ii) the Company’s ability to obtain approval with respect to motions in the Chapter 11 Cases and the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; (iii) the length of time the debtors will operate under the Chapter 11 Cases; (iv) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the debtors’ ability to develop and consummate the Plan or other plan of reorganization; (v) the potential adverse effects of the Chapter 11 Cases on the debtors’ liquidity, results of operations or business prospects; (vi) the ability to execute the Company’s business and restructuring plan; (vii) increased legal and advisor costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; and (viii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Superpriority Debtor-in-Possession Term Loan Agreement dated as of May 22, 2020 by and among Hornbeck, as Parent Borrower, Hornbeck Offshore Services, LLC, as Co-Borrower, the lenders party thereto, and Wilmington Trust National Association, as Administrative Agent and Collateral Agent.

99.1	Proposed Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code dated May 20, 2020.

99.2	Order Approving Notification and Hearing Procedures for Certain Transfers of Common Stock and Granting Related Relief Docket No. 84.

*	The schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: May 22, 2020	By:	/s/ James O. Harp, Jr.
James O. Harp, Jr.
Executive Vice President and Chief Financial Officer